UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2016

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32, rue Blanche, Paris - France	75009
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +33 14 040 2290
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

EXPLANATORY NOTE
Criteo S.A. (the “Company”) is filing this Amendment No.1 (“Amendment No. 1”) to its Current Report on Form 8-K filed on February 10, 2016 (the “Form 8-K”) to refurnish the press release attached as Exhibit 99.1 in order to correct four amounts relating to “Conversion impact euro/other currencies” appearing in the table entitled “IFRS Constant Currency Reconciliation” for the three months ended December 31, 2015 on page 15 of the press release. These typographical errors do not affect the reported results in the press release. This Amendment No. 1 is filed solely to refurnish the press release to correct such typographical errors. No other changes to Exhibit 99.1 to the Form 8-K have been made.

ITEM 2.02	Results of Operations and Financial Condition

On February 10, 2016, Criteo S.A. (the “Company”) issued a press release and held a conference call regarding its financial results for the quarter and full year ended December 31, 2015. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The Company is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the most comparable GAAP financial measures is contained in the attached Exhibit 99.1 press release.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press release dated February 10, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: February 10, 2016	By:	/s/ Benoit Fouilland
	Name:	Benoit Fouilland
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 10, 2016.